Putnam
Managed
Municipal
Income Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-02

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

Putnam Managed Municipal Income Trust's mandate requires its managers to seek high current income free from federal income tax by investing in a diversified portfolio of tax-exempt municipal securities. With an eye toward the prevailing uncertainties in the markets during the fiscal year ended October 31, 2002, the managers invested a majority of the fund's assets in high-quality bonds for the safety they provide.

At the same time, they committed about a third of the fund's assets to lower-rated securities to take advantage of the higher income available from these issues. As the fiscal year progressed, investors became increasingly cautious and abandoned lower-rated bonds, preferring the safer haven of higher-quality issues. The short-term price decline in lower-rated bonds resulting from this flight to quality was a key factor in the fund's underperformance relative to its benchmark and its Lipper category average for the period.

You will find a full explanation of the fund's performance during the fiscal year in the following report from the fund's managers. They also offer their views on the fund's prospects in the months ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
December 18, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Tax Exempt Fixed-Income Team

During the fiscal year ending October 31, 2002, performance in the municipal-bond market was split between high-quality bonds, which performed well, and lower-rated bonds, which underperformed. In this year of uncertainty, Putnam Managed Municipal Income Trust's management team fine-tuned the fund's portfolio in response to market developments -- most notably, the fixed-income market's rally and sudden reversal in October, the dramatic increase in municipal-bond supply, and a widening of credit spreads between lower- and higher-yielding municipal bonds.

Total return for 12 months ended 10/31/02

                 NAV            Market price
-----------------------------------------------------------------------
               -0.94%              -5.57%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance based on market prices for the shares will vary from performance based on the portfolio's net asset value. Performance information for longer periods begins on page 8.

While your fund holds the majority of its assets in high-quality municipal bonds, it is also invested in higher-yielding, lower-rated municipal bonds, which contribute considerably to the portfolio's monthly income. Responding to uncertainty about the economic recovery and improprieties at several high-profile corporations, investors shunned securities in the lower-rated sector of the municipal-bond market in favor of higher-quality securities. As a result, prices of lower-rated securities in the portfolio fell as the higher-quality bonds rallied. This caused the fund to post a small loss (at net asset value) for the year and to underperform both the Lehman Municipal Bond Index and the average for its Lipper category.

Your fund's market price reflects changes in shareholder sentiment and the balance of supply and demand for shares, as well as actual performance of the portfolio holdings. The return at market price, which shows a greater loss than the return at net asset value, may be a further indication of investors' negative perception of lower-rated securities, which prevailed for much of the period. A significant dividend cut, which occurred in December 2000, has contributed to the lower market return over the past five years.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care               28.9%

Transportation            25.0%

Utilities                  6.4%

Water and sewer            5.8%

Housing                    4.7%

Footnote reads:
*Based on market value as of 10/31/02. Holdings will vary over time.


* SPUTTERING ECONOMY SPURS BOND RALLY AND FLIGHT TO QUALITY

During much of the fund's fiscal year, low inflation, declining interest rates, and the ongoing shakeout in the stock market created a hospitable environment for fixed-income investing. In the spring and summer of 2002, the bond rally was accelerating, with heavy investor demand across all sectors of the municipal-bond market. However, corporate malfeasance, rising layoffs, and a potential war with Iraq began to undermine investors' enthusiasm. In August and September, when the uncertainty and fall in consumer confidence became most pronounced, many municipal-bond investors had shifted assets into high-quality tax-exempt securities. Credit spreads -- the difference in yield between high-quality and lower-rated bonds -- became extremely wide. As a result, prices for lower-rated municipal bonds declined. These declines had the effect of erasing much of the price gain your fund had amassed earlier in the year.

Many of the fund's lower-rated holdings are in the form of Industrial Development Bonds (IDBs). These are municipal bonds that are issued to encourage local expansion by various businesses.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

AAA/Aaa -- 34.5%

AA/Aa -- 1.4%

A -- 16.9%

BBB/Baa -- 24.0%

BB/Ba -- 12.8%

B/B -- 4.2%

CCC/Ca -- 1.6%

D -- 1.1%

VMIG1 -- 3.5%

Footnote reads:
*As a percentage of market value as of 10/31/02. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


The bonds are backed only by the credit of the company benefiting from the financing, not by the issuing municipality. As a result, IDBs rise and fall in price based on investor perceptions of the health of the individual business entity or the industry group as a whole. For example, a number of the fund's bonds were issued to finance airport facility expansion by various airlines. As the airlines have suffered from declining traffic and high fixed costs, many of the airline-related tax exempt bonds have declined in price. Moreover, the fund owns small quantities of bonds backed by the credit of U.S. Air and United Airlines, both of which have filed for Chapter 11. However, we believe that these bonds may recover in price as the airlines reorganize.

Fund Profile

Putnam Managed Municipal Income Trust seeks to provide as high a level of current income free from federal income tax as is consistent with preservation of capital through investments in investment-grade and higher-yielding, lower-rated municipal bonds. The fund is designed for investors seeking tax-exempt income and willing to accept the risks associated with below-investment-grade bonds.

The fund's relative performance was also hurt by our decision to position the portfolio defensively -- for a rise in interest rates -- during a substantial bond-market rally that we had not considered a likely development. Our forecast called for a modest economic recovery in the next six to twelve months. Since the markets tend to anticipate such a recovery, we began to reposition the portfolio to minimize the negative effects of a rising-rate environment that would accompany such a recovery. Given the large-scale flight to quality and strong bond-market rally that followed, this strategy was not favorable for the fund's performance. However, given the strong performance of bonds over stocks for nearly three consecutive years, and with interest rates at record lows, we believed that positioning the fund defensively was a prudent strategy.

* LOWER-RATED BONDS OFFER OPPORTUNITY BUT REQUIRE CAREFUL RISK MANAGEMENT

The fund still has a considerable exposure to the lower-quality, higher-yielding segment of the municipal-bond market, and we believe these holdings will survive the difficult credit cycle intact. Two primary sources for these lower-rated bonds are Industrial Development Bonds and health care bonds. Although many bonds in this sector have declined in price, we believe these bonds still offer value for shareholders. In our view, economic growth is beginning to improve, and there is the risk that interest rates in the year ahead may rise. In this type of environment, lower-rated, higher-yielding bonds typically outperform higher quality bonds.

An example of our strategy can be found in the IDBs backed by electric power industry. Although the industry remains troubled by revelations of market manipulation and is still struggling with deregulation, overcapacity, and depressed prices, the fund owns some holdings in this industry which have favorable credit profiles. Among these are the Sam Rayburn Texas Municipal Power bonds. These bonds, which are financing the delivery of power to three cities in southeast Texas, were recently upgraded from the BB category to the BBB category. In addition, electricity rates for these cities are reviewed monthly rather than annually, which should help ensure the facility has sufficient revenues to meet debt obligations.

In the hospital sector, which is still struggling with a high cost structure, we've located several well-managed hospitals that are benefiting from technological advances, the loosening of managed-care restrictions, and an aging population. For example, the John C. Lincoln Health Network in Arizona may be experiencing growth pressures that require the hospital to borrow additional money to expand facilities, but the influx of retirees and a general population increase is creating rising demand for services.

We have also sought investment opportunities in bonds from issuers outside the traditional municipal-bond services sectors to help diversify risk. Tax-exempt bonds relating to land development in Florida have been particularly rewarding for the fund. Strong building and sales trends, strategic locations, easy access to transportation, and large, reputable developers are important factors in selecting secured land bonds. The fund's investments in Heritage Harbour South Community bonds are financing a residential development in Tampa, which will ultimately include 5,000 homes. This planned community is controlled by Lennar Corporation, one of the largest homebuilders in the nation, with operations in many of the South's highest-growth states.

* TEAM SEEKS THE MOST PRUDENT COURSE

Following the close of the fund's fiscal year, two significant events took place. First, the Federal Reserve Board lowered the federal funds rate by half a percentage point in response to the economy's continued sluggishness and investors' lack of confidence. Secondly, California came to market in early November with the long-anticipated issuance of power revenue bonds that the state has planned for over a year. The monies raised by the power bond issuance will be used, in part, to reimburse the state's General Fund. The size of the issuance -- over $6.5 billion -- is quite significant and created concerns about how the tax-exempt market would absorb it. Further aggravating the supply/demand imbalance is the continued refunding activity by municipalities and municipal issuers looking to retire expensive, high-interest debt to lower their expenses.

Lower interest rates and rising supply, in theory, can have a countervailing effect -- the former can boost prices while the latter depresses them. In light of these and other constantly changing forces, successful management requires in-depth research, vigilance, and patience. We believe that when the economic outlook becomes more positive, high-quality bonds could come under pressure as interest rates rise, which has already begun to happen. If rates continue to rise over the next several years, as we expect them to, we believe the lower-rated sectors should outperform. We cannot know when this change is likely to take place, but we feel confident that our decision to position your fund in anticipation of rising interest rates and narrowing credit spreads should ultimately benefit shareholders.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/02, there is no guarantee the fund will continue to hold these securities in the future. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Richard Wyke (Portfolio Leader), Paul Drury (Portfolio Member), David Hamlin (Portfolio Member), Susan McCormack (Portfolio Member), Joyce Dragone, and Jerome Jacobs.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 10/31/02

                                               Lehman
                                              Municipal      Consumer
                     NAV     Market price    Bond Index     price index
-------------------------------------------------------------------------------
1 year             -0.94%       -5.57%          5.87%          2.08%
-------------------------------------------------------------------------------
5 years            14.01        -8.78          34.69          12.26
Annual average      2.66        -1.82           6.14           2.34
-------------------------------------------------------------------------------
10 years           70.08        60.12          93.55          27.95
Annual average      5.45         4.82           6.83           2.50
-------------------------------------------------------------------------------
Life of fund
(since 2/24/89)
Annual average      6.63         5.65           7.55           2.96
-------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance does not reflect taxes on reinvested distributions.

TOTAL RETURN FOR PERIODS ENDED 9/30/02 (most recent calendar quarter)

                                                         NAV    Market price
-------------------------------------------------------------------------------
1 year                                                  3.76%       3.28%
-------------------------------------------------------------------------------
5 years                                                18.86        1.58
Annual average                                          3.52        0.31
-------------------------------------------------------------------------------
10 years                                               72.87       66.03
Annual average                                          5.63        5.20
-------------------------------------------------------------------------------
Life of fund
(since 2/24/89)
Annual average                                          6.95        6.40
-------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares.



PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/02

--------------------------------------------------------------------------------------
Distributions from common shares
--------------------------------------------------------------------------------------
Number                                                  12
--------------------------------------------------------------------------------------
Income 1                                              $0.570
--------------------------------------------------------------------------------------
Capital gains                                           --
--------------------------------------------------------------------------------------
  Total                                               $0.570
--------------------------------------------------------------------------------------
Preferred shares  Series A (550 shares)   Series B (550 shares)   Series C (650 shares)
--------------------------------------------------------------------------------------
Income                  $1,475.87               $1,480.43               $1,482.59
--------------------------------------------------------------------------------------
Share value:                                       NAV                Market value
--------------------------------------------------------------------------------------
10/31/01                                         $8.49                   $8.44
--------------------------------------------------------------------------------------
10/31/02                                          7.84                    7.43
--------------------------------------------------------------------------------------
Current return (end of period)
--------------------------------------------------------------------------------------
Current
dividend
rate 2                                            7.27%                   7.67%
--------------------------------------------------------------------------------------
Taxable
equivalent 3                                     11.84                   12.49
--------------------------------------------------------------------------------------

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 38.6% tax rate for 2002. Results for investors subject to lower tax rates would not be as advantageous.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund.
Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations  shows the fund's net investment gain or loss.
This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Managed Municipal Income Trust

We have audited the accompanying statement of assets and liabilities of Putnam Managed Municipal Income Trust including the fund's portfolio, as of October 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Managed Municipal Income Trust as of October 31, 2002, the results of its operations for the year then ended, and changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                    KPMG  LLP
Boston, Massachusetts
December 5, 2002


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

THE FUND'S PORTFOLIO
October 31, 2002

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
IF COP              -- Inverse Floating Rate Certificate of Participation
MBIA                -- MBIA Insurance Company
PSFG                -- Permanent School Fund Guaranteed
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.8%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alaska (0.4%)
-------------------------------------------------------------------------------------------------------------------
         $2,000,000 Valdez Marine Term. Rev. Bonds (Sohio Pipeline),
                    7 1/8s, 12/1/25                                                       AA+            $2,046,560

Arizona (2.7%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Apache Cnty., Indl. Dev. Auth. Poll. Control Rev. Bonds
                    (Tucson Elec. Pwr. Co.), Ser. B, 5 7/8s, 3/1/33                       Ba3             4,512,500
          1,000,000 AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds (John C.
                    Lincoln Hlth. Network), 6 3/8s, 12/1/37                               BBB             1,021,250
          2,500,000 Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
                    Grande, Regl. Med. Ctr.), Ser. A, 7 5/8s, 12/1/29                     B/P             2,337,500
          4,000,000 Coconino Cnty., Poll. Control Rev. Bonds
                    (Tuscon/Navajo Elec. Pwr.), Ser. A, 7 1/8s, 10/1/32                   Ba3             4,120,000
          4,000,000 Phoenix, Indl. Dev. Auth. Arpt. Fac. Rev. Bonds
                    (America West Airlines), 6 1/4s, 6/1/19                               Ca              1,385,000
          1,000,000 Scottsdale, Indl. Dev. Hosp. Auth. Rev. Bonds
                    (Scottsdale Healthcare), 5.8s, 12/1/31                                A3              1,012,500
                                                                                                      -------------
                                                                                                         14,388,750

Arkansas (2.0%)
-------------------------------------------------------------------------------------------------------------------
          4,600,000 AR State Hosp. Dev. Fin. Auth. Rev. Bonds
                    (Washington Regl. Med. Ctr.), 7 3/8s, 2/1/29                          Baa3            4,927,750
          6,000,000 Northwest Regl. Arpt. Auth. Rev. Bonds, 7 5/8s, 2/1/27                BB/P            6,045,000
                                                                                                      -------------
                                                                                                         10,972,750

California (6.4%)
-------------------------------------------------------------------------------------------------------------------
          7,000,000 CA Hlth. Fac. Auth. IFB (Catholic Hlth. Care West),
                    AMBAC, 6.786s, 7/1/17                                                 Aaa             7,262,500
          3,000,000 CA Statewide Cmnty. Dev. Auth. COP
                    (The Internext Group), 5 3/8s, 4/1/30                                 BBB             2,801,250
                    Corona, COP
          2,775,000 (Vista Hosp. Syst.), Ser. B, 9 1/2s, 7/1/20
                    (In default) (NON)                                                    D/P             1,026,750
          5,000,000 (Hosp. Syst. Inc.), Ser. C, 8 3/8s, 7/1/11
                    (In default) (NON)                                                    D/P             1,850,000
          2,000,000 Gilroy, Rev. Bonds (Bonfante Gardens Park),
                    8s, 11/1/25                                                           B/P             1,852,500
          3,500,000 San Bernardino Cnty., IF COP, MBIA, 11.353s, 8/1/28
                    (acquired 6/27/95, cost $3,777,340) (RES)                             AAA/P           4,501,875
          3,000,000 San Luis Obispo, COP (Vista Hosp. Syst., Inc.), 8 3/8s,
                    7/1/29 (In default) (NON)                                             D/P             1,110,000
          8,750,000 Santa Clara Cnty., Fin. Auth. Lease Rev. Bonds
                    (VMC Fac. Replacement Project), Ser. A, AMBAC,
                    6 3/4s, 11/15/20                                                      Aaa             9,810,938
          6,150,000 Valley Hlth. Syst. Hosp. Rev. Bonds (Refunding & Impt.),
                    Ser. A, 6 1/2s, 5/15/25                                               BB              4,366,500
                                                                                                      -------------
                                                                                                         34,582,313

Colorado (2.4%)
-------------------------------------------------------------------------------------------------------------------
          3,015,000 CO Hlth. Fac. Auth. Rev. Bonds (Evangelical
                    Lutheran Project), 3.05s, 10/1/05                                     A3              3,033,844
                    CO Hwy. Auth. Rev. Bonds (E-470 Pub. Hwy.), Ser. B
         15,500,000 zero %, 9/1/35                                                        Baa3            1,317,500
         16,500,000 zero %, 9/1/34                                                        Baa3            1,526,250
          5,000,000 CO State Edl. Fac. Auth. Rev. Bonds (Ocean
                    Journey, Inc.), 8.3s, 12/1/17 (In default) (NON)                      D/P             1,650,000
                    Denver, City & Cnty. Arpt. Rev. Bonds
          1,050,000 Ser. D, AMBAC, 7 3/4s, 11/15/13                                       AAA             1,307,250
          2,500,000 MBIA, 5 1/2s, 11/15/25                                                Aaa             2,590,625
          1,400,000 Northwest Parkway Pub. Hwy. Auth. Rev. Bonds,
                    Ser. D, 7 1/8s, 6/15/41                                               Ba1             1,433,250
                                                                                                      -------------
                                                                                                         12,858,719

District of Columbia (0.8%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 DC Tobacco Settlement Fin. Corp. Rev. Bonds,
                    AMBAC, 6 1/2s, 5/15/33                                                A1              4,050,000

Florida (4.2%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Capital Trust Agcy. Rev. Bonds (Seminole Tribe
                    Convention), Ser. A, 10s, 10/1/33                                     B/P             2,027,500
          3,210,000 Escambia Cnty., Poll. Control Rev. Bonds (Champion
                    Intl. Corp.), 6.9s, 8/1/22                                            Baa2            3,342,413
          4,000,000 FL Hsg. Fin. Agcy. VRDN (Woodlands), 1.43s, 12/1/17                   A-1+            4,000,000
            500,000 Heritage Harbor South Cmnty. Dev. Distr. Rev. Bonds
                    (Cap. Impt.), Ser. A, 6 1/2s, 5/1/34                                  BB-/P             483,750
          5,000,000 Hernando Cnty., Indl. Dev. Rev. Bonds (FL Crushed
                    Stone Co.), 8 1/2s, 12/1/14                                           A-/P            5,295,050
          1,335,000 Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
                    (Mount Sinai Med. Ctr.), Ser. A, 6.7s, 11/15/19                       BB              1,161,450
          4,100,000 Orange Cnty., Hsg. Fin. Auth. VRDN (Sundown
                    Assoc. II), Ser. A, 1.43s, 6/1/04                                     A-1+            4,100,000
            310,000 Pinellas Cnty., Hlth. Fac. Auth. Syst. Rev. Bonds
                    (Suncoast Hosp.), Ser. A, 8 1/2s, 3/1/20                              BB+               311,891
          2,000,000 St. Johns Cnty., Hlth. Care Indl. Dev. Auth. Rev. Bonds
                    (Glenmoor St. Johns Project), Ser. A, 8s, 1/1/30                      B+/P            1,922,500
                                                                                                      -------------
                                                                                                         22,644,554

Georgia (3.1%)
-------------------------------------------------------------------------------------------------------------------
         10,000,000 Atlanta, Waste Wtr. Rev. Bonds, Ser. A, MBIA, 5s, 11/1/39             Aaa            10,000,000
          1,750,000 Fulton Cnty., Dev. Auth. Fac. Rev. Bonds
                    (Delta Airlines, Inc.), 5 1/2s, 5/1/33                                BB                934,063
            700,000 GA Med. Ctr. Hosp. Auth. IFB, MBIA, 11.030s, 8/1/10                   Aaa               731,500
                    Savannah, Hosp. Auth. Rev. Bonds (Chandler Hosp.)
          1,900,000 7s, 1/1/23                                                            Ba1             1,953,403
          3,180,000 7s, 1/1/11                                                            Ba1             3,269,390
                                                                                                      -------------
                                                                                                         16,888,356

Hawaii (1.1%)
-------------------------------------------------------------------------------------------------------------------
            935,000 HI Dept. of Trans. Special Fac. Rev. Bonds
                    (Continental Airlines, Inc.), 7s, 6/1/20                              B+                570,350
          4,500,000 HI State G.O. Bonds, Ser. CY, FSA, 5 1/2s, 2/1/12                     Aaa             5,130,000
                                                                                                      -------------
                                                                                                          5,700,350

Illinois (3.9%)
-------------------------------------------------------------------------------------------------------------------
                    Chicago, G.O. Bonds
          4,850,000 Ser. A, AMBAC, 5 5/8s, 1/1/39                                         Aaa             5,165,250
          3,500,000 Ser. C, FGIC, 5 1/2s, 1/1/40                                          Aaa             3,644,375
          2,500,000 (Neighborhoods Alive 21 Project), FGIC, 5s, 1/1/41                    Aaa             2,478,125
          2,500,000 Ser. A, MBIA, 5s, 1/1/31                                              Aaa             2,496,875
          2,500,000 Chicago, Midway Arpt. Rev. Bonds, Ser. A, MBIA,
                    5 1/8s, 1/1/35                                                        Aaa             2,450,000
          2,500,000 Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                    (United Airlines, Inc.), Ser. C, 6.3s, 5/1/16                         Ca                350,000
          3,000,000 Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                    (American Airlines, Inc.), 8.2s, 12/1/24                              BB-               990,000
          3,250,000 IL Dev. Fin. Auth. Hosp. Rev. Bonds (Adventist Hlth.
                    Syst./Sunbelt Obligation), 5.65s, 11/15/24                            A3              3,225,625
                                                                                                      -------------
                                                                                                         20,800,250

Indiana (2.3%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 IN State Dev. Fin. Auth. Env. Impt. Rev. Bonds
                    (USX Corp.), 5.6s, 12/1/32                                            Baa1            2,418,750
          9,300,000 Indianapolis, Arpt. Auth. Special Fac. Rev. Bonds
                    (Federal Express Corp.), 7.1s, 1/15/17                                Baa2            9,892,875
                                                                                                      -------------
                                                                                                         12,311,625

Iowa (1.0%)
-------------------------------------------------------------------------------------------------------------------
                    IA Fin. Auth. Hlth. Care Fac. Rev. Bonds (Care Initiatives)
          3,000,000 9 1/4s, 7/1/25                                                        BBB-/P          3,547,500
          1,745,000 9.15s, 7/1/09                                                         BBB-/P          2,030,744
                                                                                                      -------------
                                                                                                          5,578,244

Kansas (2.6%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 KS State Dev. Fin. Auth. VRDN (Village Shalom
                    Oblig. Group), Ser. BB, 1.95s, 11/15/28                               A-1+            5,000,000
          8,400,000 Witchita, Hosp. IFB, Ser. 111-A, MBIA, 9.351s, 10/20/17               Aaa             8,780,940
                                                                                                      -------------
                                                                                                         13,780,940

Kentucky (1.8%)
-------------------------------------------------------------------------------------------------------------------
          7,785,000 Kenton Cnty., Arpt. Board Rev. Bonds (Special Fac. -
                    Delta Airlines, Inc.), Ser. A, 7 1/2s, 2/1/20                         BB              5,965,256
          1,000,000 Scott Cnty., Indl. Dev. Rev. Bonds (Hoover Group, Inc.),
                    8 1/2s, 11/1/14                                                       Ba3               830,000
          2,740,000 Trimble Cnty., Poll. Control Rev. Bonds, Ser. B,
                    6.55s, 11/1/20                                                        A1              2,800,883
                                                                                                      -------------
                                                                                                          9,596,139

Louisiana (3.6%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 LA Pub. Fac. Auth. Rev. Bonds (Tulane U.), Ser. A,
                    AMBAC, 5s, 7/1/32                                                     Aaa             1,498,125
          2,000,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds (Lake Charles
                    Memorial Hosp. Project), 8 5/8s, 12/1/30                              CCC/P           1,782,500
         12,500,000 Lake Charles, Harbor & Term Dist. Port Fac. Rev Bonds
                    (Trunkline Co.), 7 3/4s, 8/15/22                                      A3             12,931,250
          2,750,000 W. Feliciana Parish, Poll. Control Rev. Bonds
                    (Gulf States Util. Co.), Ser. C, 7s, 11/1/15                          Ba1             2,839,375
                                                                                                      -------------
                                                                                                         19,051,250

Maine (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Rumford Solid Waste Disp. Rev. Bonds
                    (Boise Cascade Corp.), 6 7/8s, 10/1/26                                Baa3            1,977,500

Massachusetts (4.8%)
-------------------------------------------------------------------------------------------------------------------
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          2,000,000 (Civic Investments), Ser. A, 9s, 12/15/15                             B/P             2,080,000
          3,300,000 (Rehab. Hosp. Cape & Islands), Ser. A, 7 7/8s, 8/15/24                AAA/P           3,687,750
          1,185,000 (Norwood Hosp.), Ser. C, 7s, 7/1/14                                   Ba2             1,488,656
          2,500,000 (UMass Memorial), Ser. C, 6 5/8s, 7/1/32                              Baa2            2,565,625
          3,400,000 (Sisters Providence Hlth. Syst.), Ser. A,
                    6 5/8s, 11/15/22                                                      Aaa             3,472,930
          1,875,000 (UMass Memorial), Ser. C, 6 1/2s, 7/1/21                              Baa2            1,926,563
            820,000 (Caritas Christi Oblig), Ser. B, 6 1/4s, 7/1/22                       Baa2              830,250
          7,645,000 MA State Hsg. Fin. Agcy. IFB, AMBAC, 9.452s, 7/1/40
                    (acquired 6/3/98, cost $7,739,951) (RES)                              AAA             7,922,131
          2,000,000 MA State Hsg. Fin. Agcy. Rev. Bonds (Rental Mtge.),
                    Ser. C, AMBAC, 5 5/8s, 7/1/40                                         Aaa             2,032,500
                                                                                                      -------------
                                                                                                         26,006,405

Michigan (3.1%)
-------------------------------------------------------------------------------------------------------------------
          4,095,000 Detroit, Local Dev. Fin. Auth. Tax Increment G.O.
                    Bonds, Ser. A, 9 1/2s, 5/1/21                                         BBB+/P          4,324,770
          2,000,000 MI Strategic Fund Resource Recvy. Rev. Bonds (Central
                    Wayne Energy Res.), Ser. A, 6.9s, 7/1/19 (In default) (NON)           D/P             1,000,000
          2,700,000 Pontiac, Hosp. Fin. Auth. Rev. Bonds (NOMC
                    Obligation Group), Ser. B, 6s, 8/1/18                                 Baa3            2,224,125
          2,975,000 Warren Cons. School Dist. G.O. Bonds, FSA,
                    5 3/8s, 5/1/18                                                        Aaa             3,179,531
          6,785,000 Waterford, Econ. Dev. Corp. Rev. Bonds
                    (Canterbury Hlth.), 6s, 1/1/39                                        B-/P            4,800,388
          2,000,000 Wayne Charter Cnty., Special Arpt. Fac. Rev. Bonds
                    (Northwest Airlines, Inc.), 6s, 12/1/29                               B+/P            1,140,000
                                                                                                      -------------
                                                                                                         16,668,814

Minnesota (1.2%)
-------------------------------------------------------------------------------------------------------------------
          1,780,000 Chaska, Indl. Dev. Rev. Bonds (Lifecore Biomedical, Inc.),
                    10 1/4s, 9/1/20                                                       BB/P            1,879,983
          5,330,000 St. Paul, Hsg. & Hosp. Redev. Auth. Rev. Bonds
                    (Healtheast), Ser. B, 6 5/8s, 11/1/17                                 Ba2             4,570,475
                                                                                                      -------------
                                                                                                          6,450,458

Mississippi (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,250,000 Mississippi Bus. Fin. Corp. Poll. Control Rev. Bonds
                    (Syst. Energy Resources, Inc.), 5.9s, 5/1/22                          BBB-            2,050,313

Missouri (1.2%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (St. Anthony's Med. Ctr.), 6 1/4s, 12/1/30                            A2              2,112,500
          4,560,000 MO State Hlth. & Edl. Fac. Auth. VRDN
                    (St. Francis Med. Ctr.), Ser. A, 1.95s, 6/1/26                        A-1+            4,560,000
                                                                                                      -------------
                                                                                                          6,672,500

Nebraska (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Gage Cnty., Indl. Dev. Rev. Bonds (Hoover
                    Group, Inc.), 8 1/2s, 12/1/07                                         Baa3            1,660,000
          2,500,000 Kearney, Indl. Dev. Rev. Bonds (Great Platte
                    River Road), 6 3/4s, 1/1/28                                           D/P               175,000
            950,000 NE Investment Fin. Auth. Single Fam. Mtge. IFB, Ser. C,
                    GNMA/FNMA Coll., 10.20s, 3/1/20                                       Aaa               963,063
                                                                                                      -------------
                                                                                                          2,798,063

Nevada (2.9%)
-------------------------------------------------------------------------------------------------------------------
                    Clark Cnty., Indl. Dev. Rev. Bonds (Southwest Gas Corp.)
          6,000,000 Ser. B, 7 1/2s, 9/1/32                                                Baa2            6,111,420
          5,000,000 Ser. C, AMBAC, 5.95s, 12/1/38                                         Aaa             5,406,250
          4,000,000 Las Vegas, Monorail Rev. Bonds (2nd Tier),
                    7 3/8s, 1/1/40                                                        BB-/P           3,875,000
                                                                                                      -------------
                                                                                                         15,392,670

New Hampshire (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,565,000 NH State Bus. Fin. Auth. Rev. Bonds (Alice Peck
                    Day Hlth. Syst.), Ser. A, 7s, 10/1/29                                 BB+/P           2,472,019

New Jersey (2.6%)
-------------------------------------------------------------------------------------------------------------------
          1,250,000 NJ Econ. Dev. Auth. Rev. Bonds (Cedar Crest
                    Vlg. Inc. Fac.), Ser. A, 7 1/4s, 11/15/31                             BB-/P           1,226,563
                    NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
          3,000,000 (Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30                         Baa3            3,262,500
          1,250,000 (Atlantic City Med. Ctr.), 5 3/4s, 7/1/25                             A3              1,287,500
          1,000,000 NJ State Tpk. Auth. VRDN, Ser. D, FGIC, 1 3/4s, 1/1/18                VMIG1           1,000,000
          6,500,000 NJ State Trans. Trust Fund Auth. Rev. Bonds
                    (Trans. Syst.), Ser. A, FSA, 5 1/2s, 6/15/12                          Aaa             7,434,375
                                                                                                      -------------
                                                                                                         14,210,938

New Mexico (0.6%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Farmington, Poll. Control VRDN (AZ Pub. Svc. Co.),
                    Ser. B, 1.95s, 9/1/24                                                 VMIG1           3,000,000

New York (9.4%)
-------------------------------------------------------------------------------------------------------------------
         10,000,000 NY City G.O. Bonds, Ser. B, 5 1/4s, 12/1/09                           A2             10,750,000
          9,625,000 NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
                    (British Airways), 5 1/4s, 12/1/32                                    BBB-            5,137,344
          1,500,000 NY City, Indl. Dev. Agency Rev. Bonds (Staten Island
                    U. Hosp. Project), 6.45s, 7/1/32                                      Baa3            1,481,250
          5,000,000 NY City, Muni. Wtr. Fin. Auth. Wtr. & Swr. IFB, MBIA,
                    9.481s, 6/15/17 (acquired 5/21/98, cost $5,296,700) (RES)             AAA             5,581,250
          7,400,000 NY City, Muni. Wtr. Fin. Auth. Wtr. & Swr. Rev. Bonds,
                    Ser. G , FSA, 5s, 6/15/34                                             Aaa             7,418,500
          6,000,000 NY City, Muni. Wtr. Fin. Auth. Wtr. & Swr. VRDN,
                    Ser. G, 1.85s, 6/15/24                                                VMIG1           6,000,000
          2,000,000 Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Solvay Paperboard, LLC), 7s, 11/1/30                                 BB-/P           2,075,000
          5,000,000 Port Auth. NY & NJ Rev. Bonds, Ser. 96, FGIC,
                    6.6s, 10/1/23                                                         Aaa             5,387,500
          5,000,000 Port Auth. NY & NJ Special Obligation IFB, Ser. N18,
                    MBIA, 8.64s, 12/1/17 (acquired 7/19/00,
                    cost $5,234,450) (RES)                                                Aaa             6,456,250
                                                                                                      -------------
                                                                                                         50,287,094

North Carolina (0.9%)
-------------------------------------------------------------------------------------------------------------------
            100,000 Charlotte, Special Fac. Rev. Bonds (Douglas Intl.
                    Arpt.-US Airways), 7 3/4s, 2/1/28 (In default) (NON)                  D/P                49,000
                    NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
          1,500,000 Ser. D, 6 3/4s, 1/1/26                                                BBB             1,633,125
          3,000,000 Ser. A, 5 3/4s, 1/1/26                                                BBB             3,003,750
                                                                                                      -------------
                                                                                                          4,685,875

Ohio (1.3%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 OH State Air Quality Dev. Auth. Rev. Bonds
                    (Toledo Poll. Control), Ser. A, 6.1s, 8/1/27                          Baa2            2,973,750
          4,000,000 Rickenbacker Port Auth. Rev. Bonds (OASBO
                    Expanded Asset Pooled), Ser. A, 5 3/8s, 1/1/32                        A2              3,970,000
                                                                                                      -------------
                                                                                                          6,943,750

Oklahoma (2.7%)
-------------------------------------------------------------------------------------------------------------------
          3,150,000 OK City Arpt. Trust Rev. Bonds (Jr. Lien 27th Ser.),
                    Ser. A, FSA, 5s, 7/1/18                                               AAA             3,213,000
          4,900,000 OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Hlth. Care),
                    Ser. A, 5 5/8s, 8/15/29                                               B2              3,497,375
          7,000,000 OK State Indl. Dev. Auth. Rev. Bonds (Hlth. Syst.-
                    Oblig. Group), Ser. A, MBIA. 5 3/4s, 8/15/29                          Aaa             7,525,000
                                                                                                      -------------
                                                                                                         14,235,375

Pennsylvania (5.4%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 Allegheny Cnty., Indl. Dev. Auth. Arpt. Special Fac.
                    Rev. Bonds (U.S. Airways, Inc.), Ser. B, 8 1/2s, 3/1/21
                    (In default) (NON)                                                    CCC-            1,448,125
          2,250,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Panther Creek Partners), 6.65s, 5/1/10                               BBB-            2,342,813
          3,500,000 Dauphin Cnty., Gen. Auth. Rev. Bonds (Office & Pkg.),
                    Ser. A, 6s, 1/15/25                                                   CCC/P           2,100,000
          7,250,000 PA Convention Ctr. Auth. Rev. Bonds, MBIA, 6.7s, 9/1/14               Aaa             7,965,938
                    PA Econ. Dev. Fin. Auth. Rev. Bonds
          7,750,000 (MacMillan Ltd. Partnership), 7.6s, 12/1/20                           Baa2            9,106,250
          1,000,000 (Amtral Project), Ser. A, 6 3/8s, 11/1/41                             A3                897,500
          1,000,000 PA State Econ. Dev. Fin. Auth. Resource Recvy.
                    Rev. Bonds (Clover), Ser. D, 7 1/8s, 12/1/15                          BBB-            1,042,500
          2,764,894 Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev. Bonds
                    (Graduate Hlth. Syst.), 7 1/4s, 7/1/10 (In default) (NON)             Ca                  3,456
          2,000,000 Philadelphia, Indl. Dev. Auth. Arpt. Rev. Bonds
                    (Aero Philadelphia, LLC), 5 1/2s, 1/1/24                              BB/P            1,555,000
          4,000,000 Philadelphia, Indl. Dev. Auth. Special Fac. Rev. Bonds
                    (U.S. Airways, Inc.), 8 1/8s, 5/1/30 (In default) (NON)               D/P               715,000
          1,800,000 Sayre Hlth. Care Fac. Auth. Rev. Bonds (Guthrie Hlth.),
                    Ser. A, 5 7/8s, 12/1/31                                               A-              1,824,750
                                                                                                      -------------
                                                                                                         29,001,332

South Carolina (2.6%)
-------------------------------------------------------------------------------------------------------------------
          4,750,000 Connector 2000 Assn., Inc. SC Toll Road Rev. Bonds
                    (SR-Southern Connector), Ser. A, 5 3/8s, 1/1/38                       BBB-            2,529,375
          1,250,000 Med. U. Hosp. Auth. Rev. Bonds, Ser. A, 6 1/2s, 8/15/32               BBB+            1,282,813
          5,000,000 Richland Cnty. Rev. Bonds (Intl. Paper Co. Project),
                    Ser. A, 4 1/4s, 10/1/07                                               Baa2            4,956,250
          1,000,000 SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
                    (Palmetto Hlth. Alliance), Ser. A, 7 3/8s, 12/15/21                   Baa2            1,092,500
                    SC Tobacco Settlement Rev. Mgt. Rev. Bonds,
                    Ser. B
          1,300,000 6 3/8s, 5/15/30                                                       A1              1,277,250
          3,000,000 6 3/8s, 5/15/28                                                       A1              2,932,500
                                                                                                      -------------
                                                                                                         14,070,688

South Dakota (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 SD Edl. Enhancement Funding Corp. Rev. Bonds, Ser. B,
                    6 1/2s, 6/1/32                                                        A1              1,977,500

Tennessee (2.7%)
-------------------------------------------------------------------------------------------------------------------
          6,000,000 Johnson City, Hlth. & Edl. Fac. Board Hosp. IFB,
                    Ser. A2, MBIA, 8.2s, 7/1/21 (acquired 2/8/00,
                    cost $5,651,400) (RES)                                                Aaa             7,387,500
          4,700,000 Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev. Bonds
                    (Mtn. States Hlth.), Ser. A, 7 1/2s, 7/1/33                           Baa2            4,999,625
          2,000,000 Shelby Cnty. Hlth. Edl. & Hsg. Fac. Board Rev. Bonds
                    (Methodist Healthcare), 6 1/2s, 9/1/26                                Baa1            2,072,500
                                                                                                      -------------
                                                                                                         14,459,625

Texas (11.8%)
-------------------------------------------------------------------------------------------------------------------
                    Alliance, Arpt. Auth. Rev. Bonds
          3,000,000 (American Airlines, Inc.), 7 1/2s, 12/1/29                            BB-               840,000
         10,100,000 (Federal Express Corp.), 6 3/8s, 4/1/21                               Baa2           10,655,500
          9,500,000 Austin, Elec. Util. Syst. Rev. Bonds, FSA, 5s, 1/15/30                Aaa             9,405,000
          4,655,000 Carrollton, Farmers Branch Indpt. School Dist. G.O.
                    Bonds, PSFG, 5s, 2/15/17                                              Aaa             4,823,744
          3,500,000 Dallas, Special Tax Rev. Bonds, AMBAC, 5s, 8/15/25                    Aaa             3,500,000
                    Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp.
                    Rev. Bonds (American Airlines, Inc.)
          3,000,000 7 1/4s, 11/1/30                                                       BB-               836,250
          8,000,000 6 3/8s, 5/1/35                                                        BB-             2,230,000
          3,000,000 Harris Cnty., Hlth. Fac. Rev. Bonds (Memorial
                    Hermann Hlth. Care), Ser. A, 6 3/8s, 6/1/29                           A3              3,180,000
          4,000,000 Houston, Arpt. Syst. Rev. Bonds, Ser. C, FGIC, 5s, 7/1/28             Aaa             3,975,000
          2,000,000 Lower Neches Valley Indl. Dev. Swr. Auth. Rev. Bonds
                    (Mobil Oil Refining Corp.), 6.4s, 3/1/30                              Aaa             2,110,000
                    North Central Hlth. Fac. Dev. Corp. VRDN
          3,000,000 (Dates Hosp. Prsbytrn Med. Ctr.), Ser. C, MBIA,
                    2.04s, 12/1/15                                                        VMIG1           3,000,000
          6,000,000 (Dates Hosp. Prsbytrn Med. Ctr.), Ser. D, MBIA,
                    2.04s, 12/1/15                                                        VMIG1           6,000,000
          2,500,000 Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds, 6s, 10/1/21                  Baa2            2,568,750
          8,500,000 Texas State Tpk. Auth. Rev. Bonds, Ser. A, AMBAC,
                    5s, 8/15/42                                                           Aaa             8,436,250
          2,000,000 Tomball, Hosp. Auth. Rev. Bonds (Tomball Regl. Hosp.),
                    6s, 7/1/29                                                            Baa2            1,980,000
                                                                                                      -------------
                                                                                                         63,540,494

Utah (0.9%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Tooele Cnty., Harbor & Term. Dist. Port Fac. Rev
                    Bonds (Union Pacific), Ser. A, 5.7s, 11/1/26                          BBB             4,887,500

Virginia (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Fredericksburg Indl. Dev. Auth. Rev. Bonds
                    (Medicorp Hlth. Syst.), Ser. B, 5 1/8s, 6/15/33                       A3              1,402,500
          3,900,000 Pocahontas Parkway Assn. Toll Rd. Rev. Bonds, Ser. A,
                    5 1/2s, 8/15/28                                                       Baa3            2,925,000
                                                                                                      -------------
                                                                                                          4,327,500

Washington (1.4%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 King Cnty., G.O. Bonds, Ser. C, 6 1/4s, 1/1/32                        Aa1             5,593,750
          3,200,000 Port of Seattle, Special Fac. Rev. Bonds
                    (Northwest Airlines, Inc.), 7 1/4s, 4/1/30                            B+/P            2,168,000
                                                                                                      -------------
                                                                                                          7,761,750

West Virginia (0.3%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Princeton, Hosp. Rev. Bonds (Cmnty. Hosp. Assn., Inc.),
                    6.1s, 5/1/29                                                          Ba3             1,875,000

Wisconsin (1.7%)
-------------------------------------------------------------------------------------------------------------------
          5,500,000 Badger Tobacco Asset Securitization Corp. Rev. Bonds,
                    6 3/8s, 6/1/32                                                        A1              5,293,750
          3,900,000 WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (Wheaton Franciscan), 5 3/4s, 8/15/30                                 A2              3,939,000
                                                                                                      -------------
                                                                                                          9,232,750
                                                                                                      -------------
                    Total Municipal Bonds and Notes (cost $570,426,549)                                $530,236,713

PREFERRED STOCKS (1.2%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Charter Mac. Equity Trust 144A Ser. A,
                    6.625% cum. pfd.                                                      BBB-/P         $2,097,500
          4,000,000 MuniMae Tax Exempt Bond Subsidiary, LLC 144A
                    6.875% cum. pfd.                                                      BB+/P           4,265,000
                                                                                                      -------------
                    Total Preferred Stocks (cost $6,000,000)                                             $6,362,500
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $576,426,549)                                              $536,599,213
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on portfolio market value.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 2002 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2002. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 2002 was $31,849,006 or 5.9% of portfolio market value.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at October 31, 2002.

      The fund had the following industry group concentrations greater than 10% at October 31, 2002 (as a percentage of portfolio market value):

             Health care             28.9%
             Transportation          25.0

      The fund had the following insurance concentrations greater than 10% at October 31, 2002 (as a percentage of portfolio market value):

             MBIA                    14.1%
             AMBAC                   10.5

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
October 31, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$576,426,549) (Note 1)                                                         $536,599,213
-------------------------------------------------------------------------------------------
Cash                                                                                961,912
-------------------------------------------------------------------------------------------
Interest and other receivables                                                   10,788,342
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                      380,081
-------------------------------------------------------------------------------------------
Total assets                                                                    548,729,548

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             2,242,222
-------------------------------------------------------------------------------------------
Accrued preferred shares distributions payable (Note 1)                              77,739
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        988,176
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           35,260
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        43,471
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            285
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               61,604
-------------------------------------------------------------------------------------------
Total liabilities                                                                 3,448,757
-------------------------------------------------------------------------------------------
Series A, B and C remarketed preferred shares: (8,000 shares
authorized; 1,750 shares issued at $100,000 per share) (Note 4)                 175,000,000
-------------------------------------------------------------------------------------------
Net assets                                                                     $370,280,791

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized)
(Note 1)                                                                       $435,026,079
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        726,898
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (25,644,850)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                      (39,827,336)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to common shares
outstanding                                                                    $370,280,791

Computation of net asset value
-------------------------------------------------------------------------------------------
Net asset value per common share ($370,280,791 divided by
47,206,343 shares)                                                                    $7.84
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended October 31, 2002
Interest income:                                                                $37,746,272
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  3,868,918
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      346,147
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     9,041
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      7,810
-------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                              431,566
-------------------------------------------------------------------------------------------
Other                                                                               185,776
-------------------------------------------------------------------------------------------
Total expenses                                                                    4,849,258
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (40,576)
-------------------------------------------------------------------------------------------
Net expenses                                                                      4,808,682
-------------------------------------------------------------------------------------------
Net investment income                                                            32,937,590
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (3,503,622)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                      94,025
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                      (30,443,946)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (33,853,543)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                               (915,953)
-------------------------------------------------------------------------------------------
Distributions to Series A, B, and C remarketed preferred shareholders: (Note 1)
-------------------------------------------------------------------------------------------
From tax exempt income                                                           (2,589,647)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations applicable
to common shareholders                                                          $(3,505,600)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended October 31
                                                                      ---------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                 $32,937,590           $34,072,925
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                       (3,409,597)           (1,329,210)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments             (30,443,946)            3,089,127
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                               (915,953)           35,832,842
-------------------------------------------------------------------------------------------------------
Distributions to Series A, B, and C remarketed
preferred shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From tax exempt income                                                 (2,589,647)           (5,820,016)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations
applicable to common shareholders                                      (3,505,600)           30,012,826
-------------------------------------------------------------------------------------------------------
Distributions to common shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From tax exempt income                                                (26,888,250)          (27,591,692)
-------------------------------------------------------------------------------------------------------
Increase from issuance of common shares in
connection with reinvestment of distributions                             419,191             1,622,545
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               (29,974,659)            4,043,679

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                     400,255,450           396,211,771
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income
of $726,898 and distributions in excess of net investment income
of $2,732,795, respectively)                                         $370,280,791          $400,255,450
-------------------------------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of year                         47,155,237            46,970,072
-------------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment of
distributions                                                              51,106               185,165
-------------------------------------------------------------------------------------------------------
Common shares outstanding at end of year                               47,206,343            47,155,237
-------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning and
end of year                                                                 1,750                 1,750
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)
-------------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended October 31
-------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period
(common shares)                        $8.49        $8.44        $8.77        $9.82        $9.92
-------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------
Net investment income (a)                .70          .72          .75          .80          .79
-------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.73)         .04         (.16)        (.96)         .01
-------------------------------------------------------------------------------------------------------
Total from investment operations        (.03)         .76          .59         (.16)         .80
-------------------------------------------------------------------------------------------------------
Distributions to preferred shareholders:
-------------------------------------------------------------------------------------------------------
From net investment income              (.05)        (.12)        (.16)        (.13)        (.14)
-------------------------------------------------------------------------------------------------------
Total from investment
operations: (applicable to
common shareholders)                    (.08)         .64          .43         (.29)         .66
-------------------------------------------------------------------------------------------------------
Distributions to
common shareholders:
-------------------------------------------------------------------------------------------------------
From net investment income:             (.57)        (.59)        (.76)        (.76)        (.76)
-------------------------------------------------------------------------------------------------------
Total distributions                     (.57)        (.59)        (.76)        (.76)        (.76)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                        $7.84        $8.49        $8.44        $8.77        $9.82
-------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                        $7.43        $8.44        $9.63        $9.81       $11.44
-------------------------------------------------------------------------------------------------------
Total return at market value (%)
(common shares)(b)                     (5.57)       (6.21)        6.84        (7.72)        4.52
-------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------
Net assets, end of period
(common shares)(in thousands)       $370,281     $400,255     $396,212     $408,419     $453,766
-------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)            1.25         1.22         1.27         1.23         1.22
-------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)            7.84         7.01         6.97         7.12         6.57
-------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 20.44        17.95        16.72        12.88        19.97
-------------------------------------------------------------------------------------------------------

  (a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (b) Total return assumes dividend reinvestment.

  (c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

  (d) Includes amounts paid through expense offset arrangements (Note 2).

      The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
October 31, 2002

Note 1
Significant accounting policies

Putnam Managed Municipal Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek a high level of current income exempt from federal income tax. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes does not involve undue risk to income or principal. Up to 50% of the fund's assets may consist of high-yield tax-exempt municipal securities that are below investment grade and involve special risk considerations. The fund also uses leverage by issuing preferred shares in an effort to increase the income to the common shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/ accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2002, the fund had a capital loss carryover of approximately $24,642,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
      $321,000    October 31, 2003
    11,188,000    October 31, 2005
     2,895,000    October 31, 2006
     3,629,000    October 31, 2007
     1,237,000    October 31, 2008
     1,642,000    October 31, 2009
     3,730,000    October 31, 2010

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period for Series A and Series B shares, and a 7-day period for Series C shares. The applicable dividend rate for the remarketed preferred shares on October 31, 2002 was 1.44% for Series A, 1.65% for Series B and 1.68% for Series C. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of the expiration of a capital loss carryover, dividends payable, defaulted bond interest, straddle loss deferrals, and Partnership income. Prior year distributions in the Statement of changes in net assets have been reclassified to conform with current year presentation. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2002, the fund reclassified $1,886,508 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $1,886,508.

The tax basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation                              $21,199,614
Unrealized depreciation                              (60,822,225)
                                            --------------------
Net unrealized appreciation/
depreciation                                         (39,622,611)
Undistributed tax-exempt income                        3,734,222
Capital loss carryforward                            (24,642,055)
Post October loss                                             --
Cost for federal income
tax purposes                                         576,221,824

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

Note 2
Management fee, administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of the average weekly net assets, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended October 31, 2002, the fund's expenses were reduced by $40,576 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $737 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended October 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $110,276,363 and $135,195,068, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Preferred shares

The Series A (550), Series B (550) and Series C (650) shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 2002, no such restrictions have been placed on the fund.

Under Emerging Issues Task Force (EITF) promulgation Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. Subject to the guidance of the EITF, the Trust's preferred stock, which was previously classified as a component of net assets, has been reclassified outside of permanent equity (net assets) in the accompanying financial statements. Prior year amounts have also been reclassified to conform with this presentation. The impact of this reclassification creates no change to the net assets available to common shareholders.

Note 5
New accounting pronouncement

As required, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to November 1, 2001, the fund did not accrete discounts for certain fixed income securities. The adoption of this principle was not material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.


RESULTS OF OCTOBER 3, 2002 SHAREHOLDER MEETING
(Unaudited)

An annual meeting of shareholders of the fund was held on October 3, 2002. At the meeting, each of the nominees for Trustees was elected, as follows:
                                              Common Shares
                                                             Votes
                                        Votes for           withheld

Jameson Adkins Baxter                  40,680,595           999,464
Charles B. Curtis                      40,685,765           994,293
Ronald J. Jackson                      40,691,176           988,882
Paul L. Joskow                         40,694,376           985,682
Elizabeth T. Kennan                    40,691,716           988,342
Lawrence J. Lasser                     40,697,993           982,066
John H. Mullin III                     40,692,230           987,829
George Putnam, III                     40,684,549           995,510
A.J.C. Smith                           40,696,618           983,441
W. Thomas Stephens                     40,686,101           993,958
W. Nicholas Thorndike                  40,694,129           985,930

                                              Preferred Shares
                                                             Votes
                                        Votes for           withheld

Jameson Adkins Baxter                       1,750                 0
Charles B. Curtis                           1,750                 0
John A. Hill                                1,750                 0
Ronald J. Jackson                           1,750                 0
Paul L. Joskow                              1,750                 0
Elizabeth T. Kennan                         1,750                 0
Lawrence J. Lasser                          1,750                 0
John H. Mullin III                          1,750                 0
Robert E. Patterson                         1,750                 0
George Putnam, III                          1,750                 0
A.J.C. Smith                                1,750                 0
W. Thomas Stephens                          1,750                 0
W. Nicholas Thorndike                       1,750                 0

All tabulations are rounded to nearest whole number.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group
Trustee since 1997                 Killian Professor of          (a UK-based holding company
                                   Economics and                 with interests in electric power,
                                   Management and                natural gas distribution, and
                                   Director of the Center        telecommunications networks), and
                                   for Energy and                the Whitehead Institute for
                                   Environmental Policy          Biomedical Research (a non-profit
                                   Research, Massachusetts       research institution). President of the
                                   Institute of Technology       Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer of          Companies, Inc. and the United Way
Trustee since 1992                 Putnam Investments            of Massachusetts Bay. Member of the
Vice President since 1981          and Putnam                    Board of Governors of the Investment
                                   Management                    Company Institute, Trustee of the
                                                                 Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith* (4/13/34),           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of October 31, 2002, there were 101 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc.,
  the parent company of Putnam LLC and its affiliated companies. Messrs. Putnam, III, Lasser and Smith are deemed "interested  persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. George Putnam, III
  is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith
  serve as Directors of Marsh & McLennan Companies, Inc.




OFFICERS

In addition to George Putnam III and Lawrence J. Lasser, the other officers of the fund are shown below:

Name, Address, 1 Date of Birth,    Length of Service with
Position(s) Held with Fund         the Putnam Funds              Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter                  Since 1989                    Managing Director, Putnam Investments
(7/26/38), Executive Vice                                        and Putnam Management
President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam Investments
(12/1/46), Senior Vice                                           and Putnam Management
President

Karnig H. Durgarian
(1/13/56), Vice President and      Since 2002                    Senior Managing Director, Putnam
Principal Executive Officer                                      Investments

Michael T. Healy
(1/24/58), Assistant Treasurer     Since 2000                    Managing Director, Putnam Investments
and Principal Accounting
Officer

Steven D. Krichmar
(6/27/58), Vice President and      Since 2002                    Managing Director, Putnam Investments.
Principal Financial Officer                                      Prior to 2001, Partner,
                                                                 PricewaterhouseCoopers LLP

Charles E. Haldeman Jr.            Since 2002                    Senior Managing Director, Putnam
(10/29/48), Vice President                                       Investments and Putnam Management.
                                                                 Prior to 2002, Chief Executive Officer,
                                                                 Delaware Management Holdings, Inc.; prior
                                                                 to 2000, President and Chief Operating
                                                                 Officer, United Asset Management

Stephen M. Oristaglio              Since 1998                    Senior Managing Director, Putnam
(8/21/55), Vice President                                        Investments and Putnam Management.
                                                                 Prior to 1998, Managing Director, Swiss
                                                                 Bank Corp.

Gordon H. Silver                   Since 1990                    Senior Managing Director, Putnam
(7/3/47), Vice President                                         Investments, Putnam Management and
                                                                 Putnam Retail Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments
(2/27/63), Vice President                                        and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director, Putnam Investments
(10/31/63), Vice President                                       and Putnam Management. Prior to 1999,
                                                                 Managing Director, J.P. Morgan

Richard A. Monaghan                Since 1998                    Senior Managing Director, Putnam
(8/25/54), Vice President                                        Investments and Putnam Retail
                                                                 Management

Beth S. Mazor                      Since 2002                    Senior Vice President, Putnam Investments
(4/6/58), Vice President

John R. Verani                     Since 1988                    Senior Vice President, Putnam Investments
(6/11/39), Vice President                                        and Putnam Management

Judith Cohen
(6/7/45), Clerk and                Since 1993                    Clerk and Assistant Treasurer, The
Assistant Treasurer                                              Putnam Funds

Jerome J. Jacobs
(8/20/58), Vice President          Since 1996                    Managing Director of Putnam Management
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Lawrence J. Lasser
Vice President

Charles E. Haldeman, Jr.
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Brett C. Browchuk
Vice President

Jerome Jacobs
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Beth S. Mazor
Vice President

John R. Verani
Vice President

Judith Cohen
Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) anytime for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


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